                                                                     EXHIBIT 4.1


                                    DELAWARE

NUMBER                                                                  SHARES

                                Enterworks, Inc.

FULLY PAID                        COMMON STOCK                NON-ASSESSABLE

                            $.01 Par Value Per Share

This Certifies that              SPECIMEN
                     ----------------------------------------------------------
is the owner of                                  Shares of the Capital Stock of
               ----------------------------------
                      Enterworks, Inc.
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

    IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed
                    this              day of                A.D.
                         ------------        --------------        --------


---------------------------------               ------------------------------
Daniel P. McGrath                               Dee Ann Revere
Vice President                                  Secretary


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                                   [GRAPHIC]

                                  CERTIFICATE

                                      FOR

                              --------------------
                                     SHARES

                                       OF

                                 Capital Stock
                                   ISSUED TO

                                  -----------
                                     DATED

    For Value Received, ____ hereby sell assign and transfer unto
                                                                 ---------------

--------------------------------------------------------------------------------
Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                         -------------------------------------
                              to transfer the said Stock on the books of the
-----------------------------
within named Corporation with full power of substitution in the premises.

     Dated
           -----------------------------------------
           In presence of


NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.